Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,800,000.00
Previously Paid Amount	1,056.39
Total Fee Amount	2,112.78
Net Fee	$ 1,056.39